UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Eureka Homestead Bancorp, Inc.

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Eureka Homestead Bancorp, Inc.
1922 Veterans Memorial Boulevard

Metairie, Louisiana 70005
(504) 834-0242

April 16, 2021

Dear Stockholder:

We are holding the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Eureka Homestead Bancorp, Inc. (the “Company”) at the office of Eureka Homestead located at 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005 at 11:00 a.m., Central time, on Tuesday, May 18, 2021. While we have concerns relating to COVID-19 (otherwise known as the “coronavirus”) and public gatherings, we still plan to convene the Annual Meeting.  We will conduct the Annual Meeting with those concerns in mind and take the necessary precautions, including sanitization and social distancing measures.  Despite these precautionary measures, we are encouraging stockholders not to attend the Annual Meeting in person.  As described below and in the accompany proxy statement, your vote is extremely important, and we are asking that stockholders vote by proxy rather than in person at the Annual Meeting. Please note that your vote by proxy will remain valid and not be impacted by any failure to attend the Annual Meeting. Additionally, if public health developments warrant, and/or there is an emergency order limiting gatherings of people and closing places of business, the Company is planning for the possibility that the Annual Meeting may be delayed, postponed or adjourned, including changing the time, location or date of the Annual Meeting, including potentially moving the Annual Meeting to a secure virtual environment. Any such change will be announced as promptly as practicable, through a current Report on Form 8-K filed with the SEC, as well as any other notification required by state law.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Also, enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning our activities and operating results.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of T. E. Lott and Company, PA as our independent registered public accounting firm for the year ending December 31, 2021 and any other business that properly comes before the Annual Meeting.

Our Board of Directors has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of the Eureka Homestead Bancorp, Inc. and our stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and “FOR” the ratification of the appointment of T. E. Lott and Company, PA as our independent registered public accounting firm for the year ending December 31, 2021.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Alan T. Heintzen

Alan T. Heintzen

Chief Executive Officer

Eureka Homestead Bancorp, Inc.
1922 Veterans Memorial Boulevard

Metairie, Louisiana 70005
(504) 834-0242

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Tuesday, May 18, 2021

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Eureka Homestead Bancorp, Inc. (the “Company” or “Eureka Homestead Bancorp”) will be held at the office of Eureka Homestead located at 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005 at 11:00 a.m., Central time, on Tuesday, May 18, 2021.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of two directors of Eureka Homestead Bancorp;
2.	The ratification of the appointment of T. E. Lott and Company, PA as our independent registered public accounting firm for the year ending December 31, 2021; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 31, 2021 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

As part of the Company’s precautions regarding the coronavirus, or COVID-19, and the potential for emergency orders limiting gatherings of people and closing places of business, the Company is planning for the possibility that the Annual Meeting may be delayed, postponed or adjourned, including changing the time, location or date of the Annual Meeting, including potentially moving the Annual Meeting to a secure virtual environment. If the Company takes any of these steps, it will announce the decision to do so in advance in a press release and/or in a Current Report on Form 8-K, as well as any other notification required by state law.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Patrick M. Gibbs

Patrick M. Gibbs

Corporate Secretary

Metairie, Louisiana

April 16, 2021

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

of

Eureka Homestead Bancorp, Inc.

1922 Veterans Memorial Boulevard

Metairie, Louisiana 70005
(504) 834-0242

ANNUAL MEETING OF STOCKHOLDERS
To be Held on Tuesday, May 18, 2021

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Eureka Homestead Bancorp, Inc. (the “Company” or “Eureka Homestead Bancorp”) to be used at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the office of Eureka Homestead located at 1922 Veterans Memorial Boulevard, Metairie, Louisiana at 11:00 a.m., Central time, on Tuesday, May 18, 2021, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 16, 2021.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on March 31, 2021 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 1,188,402 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the

“Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Participants in the ESOP and the 401(k) Plan. If you participate in the Eureka Homestead Employee Stock Ownership Plan (the “ESOP”) or the Eureka Homestead 401(k) Plan (the “401(k) Plan”), you will receive a vote authorization form that reflects all shares you may direct the trustee to vote on your behalf under the plan. Under the terms of the ESOP and the 401(k) Plan, the ESOP trustee and the 401(k) Plan trustee votes all shares held by the ESOP and the 401(k) Plan, but each ESOP and 401(k) Plan participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee will vote all unallocated shares of Eureka Homestead Bancorp common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. The deadline for returning your voting instruction cards for the ESOP or the 401(k) Plan is May 11, 2021.

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of March 31, 2021, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial Ownership	of Common Stock
Beneficial Owners	(1)	Outstanding

Five Percent Stockholders:

Eureka Homestead Employee Stock Ownership Plan 1922 Veterans Memorial Boulevard Metairie, Louisiana 70005 (2, 3)	114,374	9.6%

Maltese Capital Management LLC (4)	112,500	9.5%

Directors, Nominees and Executive Officers: (5)

Alan T. Heintzen (6)	15,789	1.3
Cecil A, Haskins, Jr. (7)	16,873	1.4
Creed W. Brierre, Sr.	5,000	*
Patrick M. Gibbs	5,000	*
Nick O. Sagona, Jr.	5,000	*
Robert M. Shofstahl (8)	5,000	*
Wilbur A. Toups, Jr.	2,500	*

All Directors, Nominees and Executive Officers as a Group (7 persons)	55,162	4.6%

___________________________________

*Less than 1%.

(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(2)	Based on Schedule 13G filed with the SEC on January 18, 2021.
(3)	As of March 31, 2021, an aggregate of 9,150 shares held in our employee stock ownership plan have been allocated to participant accounts.
(4)	Based on Schedule 13G filed with the SEC on February 17, 2021.
(5)	The mailing address for each executive officer and director is 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005.
(6)	Includes 10,000 shares owned by Mr. Heintzen’s 401(k) account; 789 shares allocated to Mr. Heintzen’s ESOP account; 5,000 shares owned by Mr. Heintzen’s wife.
(7)	Includes 10,000 shares owned by Mr. Haskins’ 401(k) account; 1,873 shares allocated to Mr. Haskins’ ESOP account; 5,000 shares owned by Mr. Haskins’ wife.
(8)	Includes 5,000 shares owned by Mr. Shofstahl’s Individual Retirement Account.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of seven members. The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated Alan T. Heintzen and Nick O. Sagona, Jr., each to serve as a director for a three-year term. Messrs. Heintzen and Sagona are each a member of the Board of Directors, and each of the nominees has agreed to serve, if elected.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

The following table sets forth certain information regarding the Company’s directors.

	Age at		Term to	Director
Name(1)	March 31, 2021	Position	Expire	Since(2)

Nominees

Alan T. Heintzen	68	Chairman of the Board and Chief Executive Officer	2024	1996
Nick O. Sagona, Jr.	73	Director	2024	2013

Current Directors

Creed W. Brierre, Sr.	75	Director	2022	2000
Patrick M. Gibbs	73	Director	2022	1998
Cecil A. Haskins, Jr.	65	President, Chief Financial Officer and Director	2023	2014
Robert M. Shofstahl	79	Director	2023	1995
Wilbur A. Toups, Jr.	81	Director	2023	1995

(1)	The mailing address for each person listed is 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005.
(2)	Includes service on the Board of Directors of Eureka Homestead.

The Business Background of the Company’s Directors and Executive Officers

The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Eureka Homestead. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Nominees

Alan T. Heintzen is our Chief Executive Officer, a position he has held since 1996. Mr. Heintzen is also Chairman of the Board of Directors and our Chief Compliance Officer. In accordance with our succession plan, in July 2018, Mr. Heintzen relinquished the role of President, a position he had held since 1996 and the corresponding oversight of the day-to-day operations of Eureka Homestead, and was elected Chairman of the Board and began working off-site from the Bank’s office. Including his 24 years of experience at Eureka Homestead, Mr. Heintzen has over 41 years of management experience in the banking profession. Mr. Heintzen’s experience provides the board with a perspective on the day-to-day operations and lending function of Eureka Homestead, as well as regulatory matters.

Nick O. Sagona, Jr. is retired. Prior to his retirement in 2013, Mr. Sagona was a certified public accountant with 44 years of experience in public accounting. During that time Mr. Sagona provided accounting, independent audit, tax and advisory services to community financial institutions, including thrifts and commercial banks. Mr. Sagona’s expertise and background with regard to accounting matters, internal controls, the application of generally accepted accounting principles and business finance provide the board of directors and the Audit Committee with valuable insight into accounting and auditing issues involving Eureka Homestead.

Continuing Directors

Creed W. Brierre, Sr., FAIA is retired. Prior to his retirement in 2015, Mr. Brierre was president of Mathes Brierre Architects, the oldest and largest architecture firm in Louisiana, headquartered in New Orleans. Mr. Brierre has over 45 years of executive managerial and business experience, as well as experience in regulation, contracts, and construction, all of which provide the board of directors with general business acumen.

Patrick M. Gibbs is retired. Prior to his retirement in 2013, for 40 years, Mr. Gibbs was a senior executive at the University of New Orleans, the LSU System, and the University of New Orleans Foundation. Mr. Gibbs brings to the board his management experience in business and property functions, as well as financing, planning, and construction. In addition, Mr. Gibbs is a retired, inactive certified public accountant and provides experience in oversight and control to management operations.

Cecil A. Haskins, Jr., CPA is our President and Chief Financial Officer. He has held the position of President since July 2018 and the position of Chief Financial Officer since September 1999. Mr. Haskins is a certified public accountant with audit and consulting experience for financial institutions nationally and internationally. Mr. Haskins’ experience provides the Board with the necessary financial perspective of bank operations, and assists the Board in assessing trends and developments in the financial institutions industry on a local and national basis.

Robert M. Shofstahl is retired. Prior to his retirement in 2009, Mr. Shofstahl served for 13 years as Chief Administrative Officer of Adams and Reese, a large regional law firm headquartered in New Orleans. In addition, Mr. Shofstahl has over 46 years of executive management experience in the banking and thrift industry. Mr. Shofstahl served on the board of the New Orleans branch of the Federal Reserve Bank of Atlanta. Mr. Shofstahl’s broad experience provides the board of directors with broad knowledge of corporate responsibilities and oversight of management.

Wilbur A. Toups, Jr. is retired. Prior to his retirement in 2017, since 2007 Mr. Toups worked as an independent contractor where he did loan review work for two commercial banks. Prior to this, Mr. Toups worked in commercial banking performing loan reviews for commercial banks and as a contract trainer with Omega Performance leading training sessions for various banks both domestically and internationally as well as for bank regulators. Mr. Toups also worked for 20 years as a commercial loan officer.  Mr. Toups has over 56 years of experience in commercial lending and bank consulting.  In addition, Mr. Toups has conducted numerous commercial lending training courses for industry groups.  Mr. Toups’ experience provides the board of directors with extensive knowledge in all lending matters.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our board of directors and its committees. The board of directors of Eureka Homestead Bancorp met nine times, including seven joint meetings with the board of Eureka Homestead, in 2020, and the board of Eureka Homestead met an additional six times in 2020. Eureka Homestead Bancorp has established the following standing committees: the audit committee, the nominating committee and the compensation committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. Each member of each committee satisfies the applicable independence requirements of Nasdaq and the Securities and Exchange Commission.

During 2020, no member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

Corporate Governance Policies and Procedures

In addition to establishing committees of our board of directors, we have adopted policies to govern the activities of both Eureka Homestead Bancorp and Eureka Homestead including a code of business conduct and ethics which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the code of business conduct and ethics is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

Board Independence

Eureka Homestead Bancorp has determined to adopt the standards for “independence” for purposes of board and committee service set forth in the listing standards of the Nasdaq Stock Market. The board of directors has determined that each of our directors, with the exception of directors Alan T. Heintzen and Cecil A. Haskins, Jr., is “independent” as defined in the listing standards of the Nasdaq Stock Market. Messrs. Heintzen and Haskins are not independent because they are executive officers of Eureka Homestead Bancorp and Eureka Homestead.

There were no transactions required to be reported under “Transactions with Certain Related Persons,” below that were considered in determining the independence of the Company’s directors.

Transactions With Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Eureka Homestead, to their executive officers and directors in compliance with federal banking regulations. At March 31, 2021, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Eureka Homestead, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original terms at March 31, 2021, and were made in compliance with federal banking regulations.

Board Leadership Structure

Our Board of Directors is chaired by Alan T. Heintzen who is also our Chief Executive Officer. We understand the risk of not appointing an independent chairman, however, we believe that our governance structure is appropriate given the relatively non-complex operating philosophy of our organization. As Chief Executive Officer of our organization, Mr. Heintzen is well-positioned to understand the challenges faced by our organization. As a result, he can recommend solutions and prioritize the agenda for action by the Board of Directors. In recognition of our appointment of an inside Chairman, we have also appointed Robert M. Shofstahl as our lead independent director.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee will report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Nominating Committee

The Nominating Committee consists of directors Robert M. Shofstahl, who serves as chairman, Creed W. Brierre, Sr., Patrick M. Gibbs, Nick O. Sagona, Jr. and Wilbur A. Toups, Jr., each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards, which the Company chooses to follow. The Board of Directors has adopted a written charter for the Nominating Committee which is available on our website at www.eurekahomestead.com. The Nominating Committee met one time during 2020.

The functions of the Nominating Committee include the following:

●	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;
●	to make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria;
●	to review the committee structure and make recommendations to the Board regarding committee membership; and
●	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

●	has personal and professional ethics and integrity;

●	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
●	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;
●	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;
●	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s stockholders; and
●	has the capacity and desire to represent the balanced, best interests of the Company’s stockholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, and the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

Procedures for the Recommendation of Director Nominees by Stockholders

The Nominating Committee has adopted procedures for the submission of recommendations for director nominees by stockholders. Stockholders may submit the names of qualified candidates for director by writing to the Corporate Secretary, at 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005. To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary not less than 180 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders.

The submission must include the following information:

●	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;
●	the name and address of the stockholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
●	the name, address and contact information for the candidate, and the number of shares of the Company’s common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

●	a statement of the candidate’s business and educational experience;
●	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
●	a statement detailing any relationship between the candidate and us;
●	a statement detailing any relationship between the candidate and any of the Company’s customers, suppliers or competitors;
●	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
●	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at Annual Meeting.”

Stockholder Communications with the Board

Any of the Company’s stockholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

●	forward the communication to the director or directors to whom it is addressed;
●	attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or
●	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s principal executive officer, principal financial officer, and persons performing similar functions. This Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. There were no amendments made to or waivers from the Company’s Code of Ethics in 2020. The Code of Ethics is available on our website at www.eurekahomestead.com. Additionally, persons interested in obtaining a copy of the Code of Ethics may do so by writing to the Company at: Eureka Homestead Bancorp, Inc., 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005, Attention, Corporate Secretary.

Attendance at Annual Meetings of Stockholders

The Company does not have a policy regarding director attendance at annual meetings of stockholders, although directors are requested to attend these meetings absent unavoidable conflicts. As part of the Company’s precautions regarding the coronavirus, or COVID-19, and the potential for emergency orders limiting gatherings of people and closing of places of business, our directors may not attend our 2021 Annual Meeting of Stockholders.

Compensation Committee

The members of the Compensation Committee are Patrick M. Gibbs, who serves as chairman, Creed W. Brierre, Sr., Nick O. Sagona, Jr. and Robert M. Shofstahl, each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards, which we choose to follow. The committee is responsible for reviewing all compensation matters related to the Company’s employees. The Compensation Committee met one time in 2020. The Compensation Committee has adopted a written charter which is available on our website located at www.eurekahomestead.com.

The Compensation Committee approves the compensation objectives for the Company and Eureka Homestead and establishes the compensation for the Chief Executive Officer and other executives. The Company’s Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. However, Mr. Heintzen does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

Audit Committee

The Company’s Audit Committee consists of directors Nick O. Sagona, Jr., who serves as chairman, and Creed W. Brierre, Sr., Patrick M. Gibbs, Robert M. Shofstahl and Wilbur A. Toups, Jr., each of whom is “independent” under the Nasdaq corporate governance listing standards, which we choose to follow, and SEC Rule 10A-3. The board of directors has determined that Nick O. Sagona, Jr. qualifies an “audit committee financial expert” as defined under applicable SEC rules.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which may be found on our website located at www.eurekahomestead.com. The Audit Committee met seven times during 2020.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

●Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2020;

●Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:

Nick O. Sagona, Jr.

Creed W. Brierre, Sr.

Patrick M. Gibbs

Robert M. Shofstahl

Wilbur A. Toups, Jr.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Company’s executive officers and directors and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during the year ended December 31, 2020, if any, we believe that all such forms were filed on a timely basis.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes the total compensation paid to or earned by our Chief Executive Officer and one other executive officer, our President and Chief Financial Officer, whose total compensation exceeded $100,000 during the years ended December 31, 2020 and 2019. Both individuals listed in the table below are referred to as a “named executive officer.”

Summary Compensation Table
			All other
		Salary	Compensation	Total
Name and principal position	Year	($)	($)(1)	($)

Alan T. Heintzen, Chief Executive Officer, Chief Compliance Officer and Chairman of the Board	2020	$113,000	$16,050	$129,050
	2019	$77,700	$916,386	$994,086
Cecil A. Haskins, Jr., President and Chief Financial Officer	2020	$228,000	$38,748	$266,748
	2019	$220,875	$640,116	$860,991

(1)	A break-down of the various elements of compensation in this column for 2020 is set forth in the following table:

All Other Compensation
		401(k)
	401(k)	Profit	ESOP	Total All Other
	Match	Sharing	Allocation	Compensation
Name	($)	($)	($)	($)
Alan T. Heintzen	$4,520	$6,102	$5,428	$16,050
Cecil A. Haskins, Jr.	$9,120	$18,675	$10,953	$38,748

Benefit Plans and Agreements

Employment Agreements. Eureka Homestead has entered into employment agreements with each of Messrs. Heintzen and Haskins. Our continued success depends to a significant degree on the skills and competence of our executive officers and the employment agreements are intended to ensure that we maintain a stable management base following the reorganization and offering.

Each of the employment agreements has a term of three years. As of each anniversary of the effective date of the employment agreement, the board of directors may renew the agreement for an additional year so that the remaining term will again become three years. The terms of the agreements currently expire on July 9, 2024. In addition to base salary, the agreements provide for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive employees, as well as use of an automobile owned by Eureka Homestead. The base salaries for Messrs. Heintzen and Haskins are $113,000 and $228,000, respectively. We may terminate the employment of either executive for cause at any time, in which event they would have no right to receive compensation or other benefits under the employment agreements for any period after their termination of employment.

Certain events resulting in an executive’s termination or resignation will entitle the executive to payments of severance benefits following the termination of employment. In the event of an executive’s involuntary termination for reasons other than for cause or in the event the executive resigns during the term of the agreement following (a) the failure to appoint the executive to the executive positions set forth in the agreement or a material change in function, duties or responsibilities resulting in a reduction of the responsibility, scope, or importance of the executive’s position, (b) a relocation by more than 35 miles, (c) a material reduction in the benefits or perquisites paid to the executive unless the reduction is part of a reduction that is generally applicable to employees of Eureka Homestead, (d) a liquidation or dissolution of Eureka Homestead or (e) a material breach of the employment agreement by Eureka Homestead, then the executive would become entitled to a severance payment in the form of a cash lump sum equal to the base salary and bonuses or incentive awards the executive would have earned for the remaining unexpired term of the employment agreement. In addition, the executive would become entitled, at no expense to him, to the continuation of non-taxable medical and dental coverage for up to the remaining unexpired term of the employment agreement. If the health and dental coverage is not permitted by applicable law or if providing the benefits would subject us to penalties, the executive will receive a cash lump sum payment equal to the value of the benefits.

In the event of a change in control of Eureka Homestead or Eureka Homestead Bancorp, followed by the executive’s involuntary termination other than for cause or upon the executive’s resignation for one of the reasons set forth above, the executive would become entitled to a severance payment in the form of a cash lump sum equal to three times the executive’s “base amount,” as that term is defined for purposes of Internal Revenue Code Section 280G (i.e., the average annual taxable income paid to him for the five taxable years preceding the taxable year in which the change in control occurs). In addition, the executive would become entitled, at no expense to the executive, to the continuation of non-taxable medical and dental coverage for thirty-six (36) months following his termination of employment, or if the coverage is not permitted by applicable law or if providing the benefits would subject us to penalties, the executive would receive a cash lump sum payment equal to the value of the health and dental benefits.

In the event of the executive’s death, the executive’s estate or beneficiaries will be paid the executive’s base salary through the end of the month in which the executive died and the executive’s dependents will be entitled to continued non-taxable medical, dental and other insurance for one year following the executive’s death.

Under the employment agreement, if the executive becomes disabled within the meaning of the term under Section 409A of the Internal Revenue Code and as set forth in the employment agreement, he will receive benefits under any short-term or long-term disability plans maintained by Eureka Homestead. We will make up any difference, if any, between the executive’s base salary and the disability benefits for a period of one year.

Under the employment agreement, if the executive retires following his attainment of the age specified in the agreement, he will receive benefits under any applicable retirement or other plans maintained by Eureka Homestead.

Upon termination of the executive’s employment (other than following a change in control), the executive will be subject to certain restrictions on the executive’s ability to compete or to solicit business or employees of Eureka Homestead for a period of one year following his termination of employment.

Supplemental Executive Retirement Plans. Messrs. Haskins and Heintzen each participated in a Supplemental Executive Retirement Plan. Under the terms of the plans, Messrs. Haskins and Heintzen were to receive an annual retirement benefit equal to 40% of base salary paid in monthly installments for their lifetimes and their beneficiaries then receive a lump sum payment equal to the monthly payments made under the plans multiplied by an actuarial factor. Payments were to begin following a separation from service with the Bank and would not begin until the executive attains age 65 if his separation from service occurs prior to that age. In June of 2018, the Bank took irrevocable action to terminate the Supplemental Executive Retirement Plans. As a result of the termination of the plans, the Bank paid the executives the benefits accrued under the plan in a lump sum in July of 2019. The accrued benefits paid to Messrs. Haskins and Heintzen were $589,221 and $851,939, respectively.

Split Dollar Life Insurance Agreements. Eureka Homestead has entered into a split dollar life insurance agreement with each of Messrs. Haskins and Heintzen to recognize the valuable services of the executives and to encourage them to continue in service with the Bank. The split-dollar agreements divide the death proceeds of certain life insurance policies owned by the Bank on the lives of the executives with their designated beneficiaries. Eureka Homestead paid the life insurance premiums on the policies from its general assets. Under the agreements, Messrs. Haskins and Heintzen or their assignees have the right to designate a beneficiary for the death proceeds. Upon either executive’s death, his beneficiary will be entitled to a benefit equal to the lesser of (i) $700,000 or (ii) the net death proceeds from the policies. The net death proceeds portion is the total death proceeds paid under the policy less the greater of (x) policy’s cash surrender value or (y) aggregate premiums paid by the Bank on the policy. Each executive’s interest in the split-dollar agreement terminates under certain circumstances, including the executive’s cessation of all service with the Bank.

2020 Equity Incentive Plan.  On August 18, 2020, the Company’s stockholders approved the 2020 Equity Incentive Plan (the “Equity Incentive Plan”) which allows for the grant of stock-based awards to the directors and employees of the Company and Eureka Homestead. There have been no awards granted under the 2020 Equity Incentive Plan.

401(k) Plan. Eureka Homestead maintains the Eureka Homestead 401(k) Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan on the same terms as other eligible employees of the Bank.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, the maximum amount of compensation permitted by the Internal Revenue Code. For 2020, the salary deferral contribution limit was $19,500, provided, however, that a participant over age 50 may contribute an additional $6,500 to the 401(k) Plan for a total of $26,000. In addition to salary deferral contributions, Eureka Homestead makes safe harbor matching contributions equal to 100% of a participant’s salary deferrals, up to 3% of the participant’s compensation, and 50% of a participant’s salary deferrals that exceed 3% but do not exceed 5% of the participant’s compensation. Eureka Homestead may also make other discretionary matching contributions and other discretionary employer contributions to the plan, including profit sharing contributions. A participant will vest in his or her account balance based on his or her years of service with the Bank, at the rate of 0% after one year of service, 20% after two years of service, 40% after three years of service, 60% after four years of service, 80% after five years of service and 100% after six years of service. The Bank currently makes a profit-sharing contribution to the plan. Each of the named executive officers is 100% vested in their 401(k) Plan accounts. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of the participant’s termination of employment.

Employee Stock Ownership Plan. In connection with the conversion, Eureka Homestead adopted an employee stock ownership plan (“ESOP”) for eligible employees. The ESOP trustee purchased, on behalf of the ESOP, 114,374 shares, equal to 8.0% of the total number of shares of Eureka Homestead Bancorp common stock issued in the conversion and funded the stock purchase with a loan from Eureka Homestead Bancorp.

The trustee will hold the shares purchased by the ESOP in an unallocated suspense account, and shares will be released from the suspense account on a pro-rata basis as the trustee repays the loan. The trustee will allocate the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant will vest in his or her account balance based on his or her years of service with the Bank, at the rate of 0% after one year of service, 20% after two years of service, 40% after three years of service, 60% after four years of service, 80% after five years of service and

100% after six years of service. Participants who were employed by Eureka Homestead immediately prior to the offering will receive credit for vesting purposes for years of service prior to adoption of the ESOP. Participants also will automatically become fully vested upon normal retirement age, death or disability, a change in control, or termination of the employee stock ownership plan. Each of the named executive officers is 100% vested in their ESOP accounts. Generally, participants will receive distributions from the ESOP upon separation from service in accordance with the terms of the plan document.

Director Compensation

The following table sets forth for the year ended December 31, 2020 certain information as to the total remuneration we paid to our directors. Messrs. Heintzen and Haskins do not receive director fees.

Directors Compensation Table For the Year Ended December 31, 2020
	Fees
	Earned or
	Paid in	All Other
	Cash	Compensation	Total
Name	($)	($)(1)	($)
Creed W. Brierre, Sr.	$15,250	$—	$15,250
Patrick M. Gibbs	$17,600	$—	$17,600
Nick O. Sagona, Jr.	$15,650	$—	$15,650
Robert M. Shofstahl	$18,250	$12,000	$30,250
Wilbur A. Toups, Jr.	$15,650	$12,000	$27,650

(1)	Represents payments made pursuant to the director retirement plans.

Director Fees. Each person who serves as a director of Eureka Homestead Bancorp also serves as a director of Eureka Homestead. Directors who are officers of Eureka Homestead do not receive board or committee fees for service on the boards of Eureka Homestead Bancorp or Eureka Homestead.

Non-employee directors currently receive fees of $1,000 per board meeting and $250 per meeting for service on each of the Loan Committee, Audit Committee and Compensation Committee.  Committee chairs receive an additional fee of $100 per meeting and the secretary receives an additional fee of $150 per board meeting.

Director Retirement Plans. Eureka Homestead has entered into Director Retirement Plans with each of its non-employee directors. Under the agreements, a director who remains in service on the board of directors until the normal retirement age specified in the agreement (age 75) will be entitled to receive an annual retirement benefit of $12,000, paid in monthly installments for a period of ten years. Directors who separate from service prior to age 75, except Mr. Sagona, will also receive an annual benefit of $12,000, paid monthly over a period of ten years. The early termination benefit payments will not begin, however, until the month following the month in which the director attains age 75. If Mr. Sagona voluntarily separates from service prior to May 1, 2025, he will receive a reduced annual benefit under the plan. If Mr. Sagona’s separation from service prior to May 1, 2025, is involuntary, he will receive his accrued benefit, paid in equal monthly installments for ten years, beginning the month following the month he attains age 75. Notwithstanding the foregoing, if Mr. Sagona separates from service prior to May 1, 2025, but following a change in control, his annual benefit will equal $12,000.

Directors will receive the same annual benefit of $12,000 if they suffer a disability while in service, but prior to age 75. If a director dies prior to a separation from service, the Bank will pay the director’s beneficiary a lump sum payment of the amount due under the Plan within 90 days of the death. If a director dies while receiving monthly payments, the beneficiary will receive the balance of the remaining payments due in a lump sum within 90 days of the death. If a director is removed for cause (as defined in the agreement), the director will not be entitled to future benefits under the plan.

Transactions with Certain Related Persons

In the ordinary course of business, Eureka Homestead makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to other borrowers not related to Eureka Homestead. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

The Sarbanes-Oxley Act of 2002 generally prohibits us from making loans to the Company’s executive officers and directors, but it contains a specific exemption from such prohibition for loans made by Eureka Homestead to the Company’s executive officers and directors in compliance with federal banking regulations. At March 31, 2021, all of Eureka Homestead’s loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to Eureka Homestead, and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors has approved the engagement of T. E. Lott and Company, PA (“T.E. Lott”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of T.E. Lott for the year ending December 31, 2021. A representative of T.E. Lott is not expected to attend the Annual Meeting.

Audit Fees.   The aggregate fees billed for professional services rendered by T.E. Lott for the audit of the Company’s annual financial statements for the years ended December 31, 2020 and 2019 were $43,000 and $45,500, respectively.

Audit-Related Fees.   Fees billed for professional services rendered by T.E. Lott that were reasonably related to the performance of the audits described above were $42,700 and $118,300 for years ended December 31, 2020 and 2019, respectively. The audit-related fees for 2020 include fees in connection with the review of the Company’s Forms 10-Q and 10-K, and 2019 include fees incurred in connection with the Company’s initial stock offering, including review of the SEC registration statement filed in connection therewith, and review of the Company’s Forms 10-Q and 10-K.

Tax Fees.   The aggregate fees billed for professional services by Hannis T. Bourgeois, LLP (“HTB”) for tax services were $10,900 and $11,400 for 2020 and 2019, respectively.

All Other Fees.   There were no other fees billed in 2020 and 2019 for professional services rendered for the Company by T.E. Lott or HTB for services other than those listed above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the tax fees and the other non-audit fees described above during 2020.

In order to ratify the selection of T.E. Lott as the independent registered public accounting firm for the year ending December 31, 2021, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of T.E. Lott as independent registered public accounting firm for 2021.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s 2022 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 1922 Veterans Memorial Boulevard, Metairie, Louisiana, 70005 no later than December 17, 2021. If the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the 2021 annual meeting, any stockholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and the Maryland General Corporation Law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any stockholder desiring to make a proposal for new business at an annual meeting of stockholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 90 days, nor more than 120 days, prior to the anniversary date of the proxy statement relating to the prior year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which public disclosure of the date of such meeting is first made. The notice must include the stockholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2022 annual meeting of stockholders is expected to be held on May 17, 2022. For the 2022 meeting of stockholders, notice would have be have to be received between December 17, 2021 and January 16, 2022.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation.

THE COMPANY’S 2020 ANNUAL REPORT TO STOCKHOLDERS IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 1922 VETERANS MEMORIAL BOULEVARD, METAIRIE, LOUISIANA 70005, ATTENTION: CORPORATE SECRETARY OR ON OUR WEBSITE AT WWW.EUREKAHOMESTEAD.COM/INVESTOR-RELATIONS.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Patrick M. Gibbs

Patrick M. Gibbs

Corporate Secretary

Metairie, Louisiana
April 16, 2021

ANNUAL MEETING OF STOCKHOLDERS OF EUREKA HOMESTEAD MAY 18, 2021 BANCORP, INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20230000000000001000 9 051821 the Company’s independent registered public accounting firm for the O Alan T. Heintzen FOR ALL NOMINEES ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of the nominees listed below, each to a three-year term. NOMINEES: O Nick O. Sagona, Jr. WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of T. E. Lott and Company, PA as year ending December 31, 2021. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 16, 2021 and audited financial statements. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and proxy card are available at http://www.eurekahomestead.com COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS OF EUREKA HOMESTEAD BANCORP, MAY 18, 2021 INC. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and proxy card are available at http://www.eurekahomestead.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20230000000000001000 9 051821 the Company’s independent registered public accounting firm for the O Alan T. Heintzen FOR ALL NOMINEES ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. The election as directors of the nominees listed below, each to a three-year term. NOMINEES: O Nick O. Sagona, Jr. WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. The ratification of the appointment of T. E. Lott and Company, PA as year ending December 31, 2021. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT SUCH BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and proxy statement, both dated April 16, 2021 and audited financial statements. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of StockholderDate:

- 0 REVOCABLE PROXY EUREKA HOMESTEAD BANCORP, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS MAY 18, 2021 The undersigned hereby appoints the official proxy committee consisting of the Board of Directors of Eureka Homestead Bancorp, Inc. (the “Company”) with full powers of substitution to act as attorneys and proxies for the undersigned Common Stock of the Company which the undersigned is entitled Meeting of Stockholders (the “Annual Meeting”) to be held at to vote all shares of to vote at the Annual the office of Eureka Homestead located at 1922 Veterans Memorial Boulevard, Metairie, Louisiana 70005 at 11:00 a.m., Central time, on Tuesday, May 18, 2021. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: (Continued and to be signed on the reverse side) 14475 1.1